UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2008
Date of Report (Date of earliest event reported)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (I.R.S. Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 771-0505
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K includes as an exhibit a consent of PricewaterhouseCoopers LLP, our independent auditors, to the incorporation by reference into our Registration Statements on Form S-3 (No. 333-131159) and Form S-8 (Nos. 333-97275, 333-97259, 333-136454, and 333-120872) of its report dated February 29, 2008 relating to our financial statements and the effectiveness of internal control over our financial reporting, which was included in CIT's 2007 Form 10-K filed with the Securities and Exchange Commission on February 29, 2008.

Item 9.01. Exhibits.

(c)	Exhibits

99.1	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, CIT Group Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIT Group Inc.

Dated: March 14, 2008

By:	/s/ William J. Taylor William J. Taylor Executive Vice President, Controller & Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Consent of Independent Registered Public Accounting Firm